Exhibit 3.43(a)

Secretary of State Corporations Division 315 West Tower #2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530	CONTROL NUMBER EFFECTIVE DATE COUNTY REFERENCE PRINT DATE FORM NUMBER	: : : : : :	K909940 03/08/1999 FULTON 0045 03/09/1999 327

CSC

HEATHER KLINZING

100 PEACHTREE STREET, STE 660

ATLANTA, GA 30303

CERTIFICATE OF LIMITED PARTNERSHIP FILING

I, Cathy Cox, the Secretary of State of the State of Georgia, do hereby certify under the seal of my office that the domestic limited partnership

CLUBCORP GOLF OF GEORGIA, L.P.
A DOMESTIC LIMITED PARTNERSHIP

has filed, as of the effective date stated above, its Certificate of Limited Partnership with the Secretary of State and has paid all fees as required by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

[State of Georgia Seal]	/s/ Cathy Cox
Cathy Cox Secretary of State

Certification#: 6189481-1 Page 1 of 5

CERTIFICATE OF LIMITED PARTNERSHIP

OF

CLUBCORP GOLF OF GEORGIA, L.P.

1.

The name of the limited partnership is ClubCorp Golf of Georgia, L.P.

2.

The street address of the registered office is 100 Peachtree Street, Suite 660, Atlanta, Georgia 30303-1905 in Fulton County. The registered agent at such address is The United States Corporation Company.

3.

The name and address of the general partner is:

ClubCorp Gen Par of Texas, L.L.C.

3030 LBJ Freeway

Dallas, Texas 75234

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership.

This 2nd day of March, 1999.

ClubCorp Gen Par of Texas, L.L.C., its general partner

/s/ Thomas T. Henslee
Thomas T. Henslee
Secretary

Certification#: 6189481-1 Page 2 of 5

[State of Georgia Seal] CATHY COX Secretary of State

OFFICE OF SECRETARY OF STATE
CORPORATIONS DIVISION
315 West Tower, #2 Martin Luther King, Jr. Drive

Atlanta, Georgia 30334-1530

(404) 656-2817

Registered agent, officer, entity status information via the Internet http://www.sos.state.ga.us/corporations

CERTIFICATE OF LIMITED PARTNERSHIP

GEORGIA LIMITED PARTNERSHIP

TRANSMITTAL FORM

WARREN RARY Director QUINTILIS B. ROBINSON Deputy Director

DO NOT WRITE IN SHADED AREA - SOS USE ONLY

DOCKET	K90671028	PENDING	P267826	CONTROL #	K909940

DOCKET CODE	327	DATE FILED	3-8-99	AMOUNT RECEIVED	160.00	CHECK/ RECEIPT #	18[Illegible]44

TYPE CODE	7D	EXAMINER	45	JURISDICTION CODE	060

NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE REMAINDER OF THIS FORM

1.
Limited Partnership Name Reservation Number
ClubCorp Golf of Georgia, L.P.
Limited Partnership Name

2.	Corporation Service Company		404-659-8832
	Applicant/Attorney		Telephone Number
100 Peachtree St.
Address
	Atlanta	GA	30303
	City	State	Zip Code

3.	100 Peachtree St.
Principle Office Mailing Address
	Atlanta	GA	30303
	City	State	Zip Code

4.	Corporation Service Company
	Name of Registered Agent in Georgia
	100 Peachtree St.
	Registered Office Street Address in Georgia
	Atlanta	Fulton	GA	30303
	City	County	State	Zip Code

5.	For Limited Partnerships formed prior to July 1, 1988 ONLY:
	Date Formed:	County:	Book No:	Page No:

6.

NOTICE: THIS FORM DOES NOT REPLACE THE CERTIFICATE OF LIMITED PARTNERSHIP REQUIRED BY TITLE 14 OF THE OFFICIAL CODE OF GEORGIA ANNOTATED. Mail or deliver this Transmittal Form, the original and one copy of the Certificate of Limited Partnership, and the filing fee of $60.00 to the Secretary of State at the above address. Filing fees are NON-refundable

I understand that the Information on this form will be entered in the Secretary of State business entity database, and I verify that the above information is true and correct to the best of my knowledge.

/s/ [Illegible]	3/8/99
Authorized Signature	Date

Request certificates and reserve names via the Internet: http://www.sos.state.ga.us/corporations/request.htm

FORM 246

Certification#: 6189481-1 Page 5 of 5